UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported) FEBRUARY 19, 2003


                                  NYMAGIC, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


        NEW YORK                        1-11238                  13-3534162
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)


     330 Madison Avenue, New York, New York                        10017
     ----------------------------------------                    ----------
     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code        212.551.0600


        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits


EXHIBIT NUMBER          DESCRIPTION
--------------          -----------

99.1                    Press Release dated as of February 19, 2003.



ITEM 9.  REGULATION FD DISCLOSURE.

On February 19, 2003, NYMAGIC, INC. issued a press release concerning fourth quarter and year end financial results and other recent events. The press release is attached hereto as an exhibit and is hereby incorporated in its entirety by reference.



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



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 20, 2003
                                             NYMAGIC, INC.


                                             By:  /S/ THOMAS J. IACOPELLI
                                                --------------------------------
                                                Thomas J. Iacopelli
                                                (Chief Financial Officer)


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


                                  EXHIBIT INDEX


EXHIBIT NUMBER          DESCRIPTION
--------------          -----------

     99.1               Press Release dated as of February 19, 2003.








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